UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (date of earliest event reported): May 23, 2005

                  M  POWER  ENTERTAINMENT  INC.
      (Exact name of registrant as specified in its charter)

        Delaware                  000-22057            76-0513297
(State or other jurisdiction     (Commission           (IRS Employer
    of incorporation)             File Number)         Identification No.)

       432 Park Avenue South, 2nd Floor, New York, NY 10016
             (Address of principal executive offices)

Registrant's telephone number, including area code: (212) 731-2310


                   GK Intelligent Systems, Inc.
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))

                             FORM 8-K

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant's Certifying Accountant

HJ & Associates, LLC, Certified Public Accountants, has resigned as M Power Entertainment's independent certifying accountants, effective May 23, 2005. The termination of our relationship with HJ was unanimously accepted by our board on directors on May 23, 2005.

HJ's audit report to our consolidated financial statements for the years ended December 31, 2004 and 2003 includes a modification expressing substantial doubt as to our company's ability to continue as a going concern, due to our deficit in working capital and recurring losses. The audit report contains no other adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principle. There have been no disagreements with HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of HJ, would have caused it to make reference to the subject matter of the disagreement in connection with its report..

During our two most recent fiscal years and through May 23, 2005 there have been no reportable events as set forth in Regulation S-B, Item 304(a)(1)(iv). We have provided HJ with a copy of this Form 8-K and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not HJ agrees with the above statements. A copy of the letter provided to us by HJ in response to this request is filed as Exhibit 16.1 to this Form 8-K.

Also on May 23, 2005, our board of directors unanimously approved a resolution to engage Hansen Barnett & Maxwell, LLC, Certified Public Accountants, to become our new independent certifying accountants. During the two most recent fiscal years and through May 23, 2005, we have not consulted with Hansen Barnett & Maxwell regarding

     (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the our financial statements, and no written report or oral advice was provided to us by concluding there was an important factor to be considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or

     (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions thereto, or a reportable event, as set forth in Item 304(a)(1)(iv) of Regulation S-B.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

      (c)  Exhibits

  Exhibit No.   Description

    16.1        Letter regarding change in certifying accountant



                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                M POWER ENTERTAINMENT INC.



Date:  May 26, 2005             By  /s/ Gary F. Kimmons
                                  _______________________________________
                                  Gary F. Kimmons
                                  President and Chief Executive Officer